EXHIBIT 10.4


                                  AMENDMENT TO
                      NOTE AND WARRANT PURCHASE AGREEMENTS


     THIS AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENTS (this "AMENDMENT"), is made and entered into as of the 23rd day of May, 2001, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), located at 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, CA 91367, and HARRIS TOIBB, on behalf of himself ("TOIBB"), located at 6355 Topanga Canyon Boulevard, Suite 411, Woodland Hills, CA 91367, and acknowledged and consented to by the Purchasers.

                                    RECITALS

     A. The Company is a party to (i) that certain Note and Warrant Purchase Agreement, dated April 19, 2001, between the Company and Toibb, (ii) that certain Note and Warrant Purchase Agreement, dated April 19, 2001, between the Company and Europlay 1, LLC, and (iii) that certain Note and Warrant Purchase Agreement, dated April 26, 2001, between the Company and Preston Ford Inc. (each, an "ORIGINAL AGREEMENT" and collectively, the "ORIGINAL AGREEMENTS"), pursuant to which the Company agreed to issue and sell to each of the Purchasers identified in the Original Agreements, and each such Purchaser agreed to purchase from the Company, common stock purchase warrants and a convertible promissory note in the principal amount set forth on the Signature Page to the Purchaser's respective Original Agreement. All capitalized terms used herein and not defined herein shall have the meanings given such terms in the Original Agreements.

     B. Section 11.8 of each of the Original Agreements permits Toibb, on behalf of himself and the other Purchasers as Agent, to amend each of the Original Agreements with the consent of the Company.

     C. The Company and Toibb desire to amend each of the Original Agreements to provide for a new closing of the purchase and sale of the securities and a funding schedule, as more fully described herein, and the Purchasers desire to acknowledge and consent to such amendments.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Original Agreements is hereby amended as follows:

     1. CLOSING. The closing (the "CLOSING") of the purchase and sale of the Convertible Notes from each of the Purchasers under the Original Agreements shall occur at 5:00 p.m., Los Angeles time, on Wednesday, May 23, 2001 (the "CLOSING DATE"). The Closing shall be held at the offices of the Company first set forth above. At the Closing, the Company will deliver to each Purchaser the Convertible Note being purchased at such Closing by the Purchaser and the Purchaser shall deliver to the Company by check or wire transfer that portion of the principal amount of such Convertible Note required to be funded on the Closing Date as set forth in SECTION 3 below in partial payment of both the Convertible Note and Warrant being sold to such Purchaser at the Closing. At the Closing, the Company shall also deliver or cause to be delivered to each


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Purchaser a Warrant for the Warrant Coverage amount, and a fully executed copy of the Security Agreement and the Guaranty, both of which shall be dated as of the Closing Date.

     2. FUNDING OF COMMITTED AMOUNT. Each of the Purchasers agrees to fund their respective Committed Amount in three installments on the following days and in the following amounts:

     (a) At the Closing, an amount equal to 5% of the Committed Amount;

     (b) On June 12, 2001, an amount equal to 10% of the Committed Amount; and

     (c) On June 29, 2001, an amount equal to 85% of the Committed Amount.

     The parties acknowledge and agree that the Company's agreements with each of the Purchasers under the Original Agreements and this Amendment, including, without limitation, each Purchaser's obligation to fund the principal amount of their respective Convertible Note as provided in this SECTION 2, are separate agreements, and no Purchaser shall be liable for any breach by another Purchaser of his or its obligations to the Company.

     3. CONVERTIBLE NOTES. The form of Convertible Note is hereby amended as set forth on EXHIBIT A hereto. All references in each of the Original Agreements to "Convertible Note" shall mean the Convertible Note, in the form set forth on EXHIBIT A hereto, issued to each Purchaser at the Closing.

     4. WARRANTS. The form of Warrant is hereby amended as set forth on EXHIBIT B hereto. All references in each of the Original Agreements to "Warrants" shall mean the Warrant, in the form set forth on EXHIBIT B hereto, issued to each Purchaser at the Closing.

     5. LISTING OF COMMON STOCK. Section 4.1 of each of the Original Agreements is hereby amended to read in its entirety as follows:

        "The Company hereby agrees to use its best efforts to maintain the listing of the Common Stock on any of the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET"), and as soon as reasonably practicable following the Closing, to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares."

     6. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Original Agreements shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made in, and to be performed within, said state.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                    a Delaware corporation


                                    By:     /S/ ROBERT CHMIEL
                                            -----------------------------------
                                            Robert Chmiel
                                    Title:  Chief Operating Officer and
                                            Chief Financial Officer




                                    /S/ HARRIS TOIBB
                                    ------------------------------------
                                    Harris Toibb, on behalf of
                                    himself


Acknowledged and Agreed to as of the date first above written:

EUROPLAY 1, LLC


By:   /S/ MARK DYNE
      ----------------------------
      Mark Dyne
Its:  Manager

PRESTON FORD, INC.


By:   /S/ DAVID WILSON
      ----------------------------
      David Wilson
Its:
      ----------------------------





                         SIGNATURE PAGE TO AMENDMENT TO
                      NOTE AND WARRANT PURCHASE AGREEMENTS


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